                                                                   EXHIBIT 10.69


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of the day of October, 1999, by and among the banks listed on the signature pages hereof (the "Lenders"), KEVCO, INC., a Texas corporation (the "Borrower"), and BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., as administrative agent for the Lenders (the "Administrative Agent"), to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).

                                   BACKGROUND

                  (a) The Lenders, the Borrower, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of July 14, 1999 (as amended through the date hereof and as may be further amended, extended, renewed, or restated from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

                  (b) The Borrower, the Administrative Agent, and the Lenders desire to amend the Credit Agreement to provide for a deferral of the principal payment of Facility A Term Loan Advances currently scheduled for March 31, 2000.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by entirely amending Section 2.8(b) thereof, as follows:

                  (b) Facility A Term Loan Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility A Term Loan Advances shall be repaid on each Quarterly Date and on the Facility A Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                            Amount of Reduction of Facility A
               Quarterly Date              Term Loan Advances as of each Date
               --------------              ----------------------------------
               June 30, 2000                           $1,250,000

             September 30, 2000                        $1,250,000

             December 31, 2000                         $1,875,000

               March 31, 2001                          $1,875,000

               June 30, 2001                           $1,875,000

                                            Amount of Reduction of Facility A
               Quarterly Date              Term Loan Advances as of each Date
               --------------              ----------------------------------
             September 30, 2001                        $1,875,000

             December 31, 2001                         $1,875,000

               March 31, 2002                          $1,875,000

               June 30, 2002                           $1,875,000

             September 30, 2002                        $1,875,000

             December 31, 2002                         $2,500,000

               March 31, 2003                          $2,500,000

               June 30, 2003                           $5,000,000

             September 30, 2003                        $5,000,000

             December 31, 2003                         $5,000,000
                                            or such other amount of Facility A
                                           Term Loan Advances then outstanding

         2. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document or prejudice any rights or remedies which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, under any Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

         3. SUBSIDIARIES ACKNOWLEDGMENT. By signing below, each of the Subsidiaries which has executed a Subsidiary Guaranty (a) consents and agrees to the execution and delivery of this Amendment, (b) ratifies and confirms its obligations under its Subsidiary Guaranty, (c) acknowledges and agrees that its obligations under its Subsidiary Guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

         4. RELEASE.

                  (a) The Borrower and each Subsidiary Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) The Borrower and each Subsidiary Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Borrower and each Guarantor set forth in this Section 7 shall survive termination of this Amendment and the other Loan Documents.

         5. REPRESENTATIONS AND WARRANTIES TRUE, NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

                  (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date, except for any representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such specific date; and

                  (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         6. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

                  (a) All reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by the Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and Arthur Andersen L.L.P., shall have been paid.

                  (b) The Administrative Agent shall have received such documents, certificates and instruments as the Administrative Agent shall reasonably require.

         7. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         8. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         9. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         11. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         12. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

                                        KEVCO, INC.


                                        By: /s/ JAMES JOHNSON
                                            ------------------------------------
                                            James Johnson
                                            Executive Vice President



                                        BANK OF AMERICA, N.A., formerly known as
                                        NationsBank, N.A., as Administrative
                                        Agent and as a Lender


                                        By: /s/ WILLIAM E. LIVINGSTONE, IV
                                            ------------------------------------
                                            Name: William E. Livingstone, IV
                                                  ------------------------------
                                            Title: Managing Director
                                                   -----------------------------



                                        NATIONAL CITY BANK KENTUCKY


                                        By: /s/ JERRY Z. MILES
                                            ------------------------------------
                                            Name: Jerry Z. Miles
                                                  ------------------------------
                                            Title: Senior Vice President
                                                   -----------------------------



                                        GUARANTY FEDERAL BANK, F.S.B.


                                        By: /s/ ROBERT S. HAYS
                                            ------------------------------------
                                            Name: Robert S. Hays
                                                  ------------------------------
                                            Title: Senior Vice President
                                                   -----------------------------

                                        WELLS FARGO BANK, N.A.


                                        By: /s/ ROGER FRUENDT
                                            ------------------------------------
                                            Name: Roger Fruendt
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------



                                        PILGRIM PRIME RATE TRUST

                                        By: Pilgrim Investments, Inc., as its
                                            Investment Manager


                                        By: /s/ MICHEL PRINCE
                                            ------------------------------------
                                            Name: MICHEL PRINCE, CFA
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------



                                        ARCHIMEDES FUNDING, L.L.C.

                                        By: ING Capital Advisors, Inc., as
                                            Collateral Manager


                                        By: /s/ MICHAEL J. CAMPBELL
                                            ------------------------------------
                                            Name: MICHAEL J. CAMPBELL
                                                  ------------------------------
                                            Title: SENIOR VICE PRESIDENT &
                                                   PORTFOLIO MANAGER
                                                   -----------------------------



                                        ALLIANCE CAPITAL FUNDING, L.L.C.

                                        By: Alliance Capital Management, L.P.,
                                            as Manager on behalf of ALLIANCE
                                            CAPITAL FUNDING, L.L.C.

                                            By: ALLIANCE CAPITAL MANAGEMENT
                                                CORPORATION
                                                General Partner of Alliance
                                                Capital Management, L.P.


                                            By: /s/ KATALIN E. KUTARI
                                                --------------------------------
                                                Name: Katalin E. Kutari
                                                      --------------------------
                                                Title: Senior Vice President
                                                   -----------------------------

                                        MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                        By: Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor

                                        By: /s/ JOSEPH MORONEY
                                            ------------------------------------
                                            Name: JOSEPH MORONEY
                                                  ------------------------------
                                            Title: AUTHORIZED SIGNATORY
                                                   -----------------------------



                                        Merrill Lynch Debt Global Investment
                                        Series:
                                        INCOME STRATEGIES PORTFOLIO

                                        By: Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor


                                        By: /s/ JOSEPH MORONEY
                                            ------------------------------------
                                            Name: JOSEPH MORONEY
                                                  ------------------------------
                                            Title: AUTHORIZED SIGNATORY
                                                   -----------------------------



                                        BANK ONE, TEXAS, N.A.


                                        By: /s/ BRADLEY C. PETERS
                                            ------------------------------------
                                            Name: Bradley C. Peters
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                        PAM CAPITAL FUNDING LP

                                        By: Highland Capital Management, L.P.,
                                            as Collateral Manager


                                        By: /s/ TODD TRAVERS
                                            ------------------------------------
                                            Name: TODD TRAVERS
                                                  ------------------------------
                                            Title: SENIOR PORTFOLIO MANAGER
                                                   -----------------------------

ACKNOWLEDGED AND AGREED:

KEVCO MANAGEMENT, INC.


By: /s/ JAMES JOHNSON
    --------------------------------
    Name: JAMES JOHNSON
          --------------------------
    Title: EVP
           -------------------------


KEVCO HOLDING, INC.


By: /s/ JAMES JOHNSON
    --------------------------------
    Name: JAMES JOHNSON
          --------------------------
    Title: EVP
           -------------------------


KEVCO GP, INC.


By: /s/ JAMES JOHNSON
    --------------------------------
    Name: JAMES JOHNSON
          --------------------------
    Title: EVP
           -------------------------


KEVCO COMPONENTS, INC.


By: /s/ JAMES JOHNSON
    --------------------------------
    Name: JAMES JOHNSON
          --------------------------
    Title: EVP
           -------------------------


DCM DELAWARE, INC.


By: /s/ JAMES JOHNSON
    --------------------------------
    Name: JAMES JOHNSON
          --------------------------
    Title: EVP
           -------------------------

KEVCO MANUFACTURING, L.P.

By: KEVCO GP, INC., its General Partner


By: /s/ JAMES JOHNSON
    --------------------------------
    Name: JAMES JOHNSON
          --------------------------
    Title: EVP
           -------------------------


KEVCO DISTRIBUTION, L.P.

By: KEVCO GP, INC., its General Partner


By: /s/ JAMES JOHNSON
    --------------------------------
    Name: JAMES JOHNSON
          --------------------------
    Title: EVP
           -------------------------